UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2017

VISA INC.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-33977	26-0267673
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 8999 San Francisco, California	94128-8999
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (650) 432-3200

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2017 Annual Meeting of Stockholders of Visa Inc. (the “Company”) was held January 31, 2017, and the Company’s class A common stockholders voted on four proposals that are described in detail in the Company’s definitive proxy statement, dated December 8, 2016. Set forth below are the matters the stockholders voted on and the final voting results.

Proposal 1: Election of directors.

Nominee	Votes For	% For	Votes Against	% Against	Abstentions	Broker Non-Votes
Lloyd A. Carney	1,427,382,303	99.8%	1,643,065	0.1%	1,085,703	166,496,680
Mary B. Cranston	1,426,836,115	99.8%	2,225,221	0.2%	1,049,735	166,496,680
Francisco Javier Fernández-Carbajal	1,420,956,939	99.4%	8,053,707	0.6%	1,100,425	166,496,680
Gary A. Hoffman	1,425,024,844	99.6%	4,029,935	0.3%	1,056,292	166,496,680
Alfred F. Kelly, Jr.	1,427,253,103	99.8%	1,834,784	0.1%	1,023,184	166,496,680
Robert W. Matschullat	1,426,301,839	99.7%	2,739,453	0.2%	1,069,779	166,496,680
Suzanne Nora Johnson	1,424,123,164	99.6%	4,951,252	0.3%	1,036,655	166,496,680
John A. C. Swainson	1,425,798,085	99.7%	3,259,764	0.2%	1,053,222	166,496,680
Maynard G. Webb, Jr.	1,423,383,894	99.5%	5,678,002	0.4%	1,049,175	166,496,680

Each of the nine nominees was elected to the Company’s Board of Directors, each to hold office until the next annual meeting of stockholders and until his or her successor has been duly elected or until his or her earlier resignation or removal.

Proposal 2: Advisory vote to approve executive compensation.

Votes For:	1,375,440,913	96.2%
Votes Against:	39,576,818	3.8%
Abstentions:	15,093,340
Broker Non-Votes:	166,496,680

The proposal was approved.

Proposal 3: Advisory vote on the frequency of future advisory votes on executive compensation.

One Year:	1,311,532,121	91.7%
Two Years:	12,946,343	1.0%
Three Years:	103,698,904	7.3%
Abstain:	1,933,703

Based on the results of the vote, and consistent with the Board’s recommendation, the Board has determined to hold an advisory vote on executive compensation every year until the next required advisory vote on the frequency of future advisory votes on executive compensation.

Proposal 4: Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the 2017 fiscal year.

Votes For:	1,588,335,619	99.5%
Votes Against:	5,985,123	0.5%
Abstentions:	2,287,009
Broker Non-Votes:	—

The appointment was ratified.

Item 8.01    Other Events.

On February 1, 2017, the Company issued a press release announcing that its board of directors, on January 31, 2017, declared a quarterly cash dividend of $0.165 per share of class A common stock (determined in the case of class B and C common stock and series B and C convertible participating preferred stock on an as-converted basis), payable on March 7, 2017, to all holders of record as of February 17, 2017.

A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

99.1    Press Release issued by Visa Inc., dated February 1, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISA INC.

Date: February 1, 2017	By:	/s/ Vasant M. Prabhu
Vasant M. Prabhu Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release issued by Visa Inc., dated February 1, 2017